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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 1 to this registration statement Form S-3 No. 333-44542 of our reports dated October 1, 1999 and dated October 22, 1998 included in The Shaw Group Inc. Form 10-K for the year ended August 31, 1999 and to all references to our Firm included or incorporated by reference in the registration statement.

/s/ Arthur Andersen LLP

New Orleans, Louisiana
September 11, 2000